Segment Information (Tables)	6 Months Ended
Jun. 30, 2018
Segment Information [Abstract]
Revenue by Geographic Region

	Three Month Period ended June 30, 2018 (unaudited)	Three Month Period ended June 30, 2017 (unaudited)	Six Month Period ended June 30, 2018 (unaudited)	Six Month Period ended June 30, 2017 (unaudited)
Asia	$24,027	$34,722	$52,791	$72,754
Europe	7,450	10,536	14,701	22,502
United States	10,002	13,200	20,137	27,684

Total	$41,479	$58,458	$87,629	$122,940